SUPPLEMENT TO

SUMMIT MUTUAL FUNDS, INC.
ZENITH PORTFOLIO

Prospectus dated: April 30, 2009
Date of Supplement: December 16, 2009
Effective: April 30, 2010

The name of the Portfolio will be changed to “Calvert VP SRI Large Cap Value Fund”.

Replace “Objective” on page 3 with the following:

Calvert VP SRI Large Cap Value Portfolio seeks long-term capital appreciation through investment primarily in large-cap U.S. common stocks that are trading at prices below what are believe to be their intrinsic value, using the Portfolio’s corporate responsibility standards and strategies.

Replace “Principal Investment Strategies” on page 3 with the following:

The Portfolio offers opportunities for long-term growth of capital through investments in large-cap company equity securities that the portfolio manager believes are undervalued. Under normal circumstances, at least 80% of the Portfolio’s net assets (including borrowings for investment purposes) will be invested in the common stocks of large-cap companies. The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy.

Calvert quantifies large-cap companies as those within the range of market capitalizations of the Russell 1000 Value Index. The Russell 1000 Value Index is reconstituted annually. The market capitalization range for the Russell 1000 Value Index was $24 million to $406 billion as of December 31, 2008. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization of at least $10 billion. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell 1000 Value Index will vary due to market changes, which can also affect the market capitalization range. Changes to the constitution and market capitalization of the Russell 1000 Value Index will cause the Advisor’s universe of stocks and range of market capitalizations to change accordingly. The Advisor also may purchase companies outside of the Russell 1000 Value Index.

The Portfolio primarily invests in U.S. large cap companies, although it may also invest in mid-cap and small cap companies, and may invest up to 25% of its net assets in foreign securities.

The Portfolio seeks to identify the common stocks of companies it believes are significantly undervalued compared to their perceived worth or prospects, historical valuations or the general market level of valuation. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures. They may include companies which are temporarily out of favor with the market or which may have experienced adverse business developments but which have the potential for growth.

The Advisor primarily uses a bottom-up approach focused on fundamental analysis of issuers in a number different sectors and industries, in light of the issuers’ current financial condition and industry position, as well as market, economic, political and regulatory conditions. Factors considered in assessing a company’s valuation and prospects may include analysis of earnings, assets, cash flows, allocation of capital, favorable supply/demand conditions for key products, development of new products or businesses, competitive position in the marketplace, and quality of management.

Returns in the Portfolio are expected to be generated primarily from changes in the price of the Portfolio’s holdings (capital appreciation).

The Portfolio seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Portfolio may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so. Enhanced engagement will encourage selected companies in the Portfolio’s portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway.

Investments for the portfolio are selected for financial soundness as well as evaluated according to the Portfolio’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Portfolio must be consistent with the Portfolio’s current financial criteria and threshold responsibility standards. The Portfolio has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Portfolio:

The Portfolio will seek to avoid investing in companies that manufacture tobacco products.

The Portfolio will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

The Portfolio will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

See “Investment Selection Process” below.

Replace “Principal Risks” on page 3 with the following:

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the following risks:

The stock market may decline in value.

The individual stocks in the Portfolio may not perform as well as expected, and/or the Portfolio’s portfolio management practices may not work to achieve their desired result.

Value stocks may perform differently from the market as a whole, which may not recognize a security’s intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors with time to time, during which the Portfolio may underperform other funds using different investment approaches.

A stock judged to be undervalued by the Portfolio’s Advisor may actually be appropriately priced, and it may not appreciate as anticipated.

Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments results from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency will generally cause the U.S. dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Replace the “Investment Strategies and Risks” table on page 5 with the following:

Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

¨

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Portfolio may not be able to achieve its investment objective. Risks: Opportunity

¨

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index, ETFs are used for the limited purpose of managing a Portfolio’s cash position consistent with the Portfolio’s applicable benchmark to reduce deviations from the benchmark while enabling the Portfolio to accommodate its need for periodic liquidity. Risks: Correlation and Market.

¨

Conventional Securities

Stocks in General
 The Portfolio is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Portfolio is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

µ

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

25N

Illiquid Securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market and Transaction.	15N

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, the Portfolio will write call options only if it already owns the security (if it is “covered”). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5T1

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N2

1 Based on net premium payments. 2 Based on initial margin required to establish position.

After “Glossary of Certain Risks” on page 7, add the following:

Investment Selection Process
In seeking the Portfolio’s investment objective, investments for the Portfolio are selected for financial soundness as well as evaluated according to the Portfolio’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Portfolio must be consistent with the Portfolio’s current financial criteria and threshold responsibility standards, the application of which is in the economic interest of each portfolio company and its shareholders, and of the Portfolio.

The Portfolio has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Portfolio:

The Portfolio will seek to avoid investing in companies that manufacture tobacco products.

The Portfolio will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

The Portfolio will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

Investments in fixed income securities for the Portfolio may be made prior to the application of corporate responsibility standards and strategies, due to the nature of the fixed income market, where unlike equities, fixed income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform sustainability analysis prior to purchase. However, following purchase, the fixed income security is evaluated according to the Portfolio’s threshold responsibility standards and if it is not found to meet those standards, the security will be sold per Calvert’s procedures, at a time that is in the best interests of the shareholders.

Investment decisions on whether a company meets the Portfolio’s threshold responsibility standards apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.

The Portfolio may invest in ETFs for the limited purpose of managing the Portfolio’s cash position consistent with the Portfolio’s applicable benchmark. The ETFs in which the Portfolio may invest will not be screened and will not be required to meet the threshold responsibility standards otherwise applicable to investments made by the Portfolio. In addition, the ETFs in which the Portfolio may invest may hold securities of companies or entities that the Portfolio could not invest in directly because such companies or entities do not meet the Portfolio’s threshold responsibility standards. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Portfolio meet its investment objective by obtaining market exposure to securities in the Portfolio’s applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Portfolio does not constitute endorsement or validation by the Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio’s threshold responsibility standards.

Sustainable and Responsible Investment

As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Portfolio acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing their industry. Enhanced engagement for the Portfolio will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and sustainability performance continue to lag their peers. Engagement will urge companies to improve their environmental, social and governance performance and to pursue sustainability leadership opportunities where possible.

As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert. All threshold responsibility standards may be changed by the Board of Directors without shareholder approval.

SAGETMEnhanced Engagement Strategy

Under Calvert’s SAGE (“Sustainability Achieved through Greater Engagement”) strategy, the Portfolio may invest in a full range of companies consistent with its threshold responsibility standards. These companies may be emerging sustainability leaders and/or entities which have yet to make significant progress but have the potential to do so.

As the Portfolio’s investment advisor, Calvert will use the SAGE process to identify and select companies for focused engagement and to determine tangible objectives to pursue with each. Engagement will focus on (1) addressing legacy and/or current issues lacking sufficient focus, commitment and/or concrete performance and (2) encouraging further progress in areas of improvement and emerging leadership. The level of engagement employed by Calvert for a specific company may vary based on the company’s progress on these issues.

Calvert’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies. If a company fails to make sufficient progress in its commitments with respect to environmental, social and governance issues in response to Calvert’s engagement approach, the Portfolio may divest that company’s security from the portfolio at a time that is in the best interest of the Portfolio’s shareholders.